SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
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CYBERONICS, INC.

(Name of Registrant as Specified In Its Charter)

METROPOLITAN CAPITAL ADVISORS, INC.

THE COMMITTEE FOR CONCERNED CYBERONICS, INC. SHAREHOLDERS

BEDFORD FALLS INVESTORS, L.P.

METROPOLITAN SPV, L.P.

METROPOLITAN SPV GP, L.L.C.

METROPOLITAN CAPITAL ADVISORS, L.P.

METROPOLITAN CAPITAL PARTNERS II, L.P.

KJ ADVISORS, INC.

METROPOLITAN CAPITAL ADVISORS INTERNATIONAL LIMITED

METROPOLITAN CAPITAL PARTNERS III, L.P.

METROPOLITAN CAPITAL III, INC.

METROPOLITAN CAPITAL ADVISORS SELECT FUND, L.P.

METROPOLITAN CAPITAL SELECT, L.L.C.

ALFRED J. NOVAK

ARTHUR L. ROSENTHAL

KAREN FINERMAN

JEFFREY E. SCHWARZ

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE COMMITTEE FOR CONCERNED CYBERONICS, INC. SHAREHOLDERS

January 4, 2007

Dear Fellow Stockholders:

We are writing to you because at long last Cyberonics, Inc. will be holding its 2006 Annual Stockholders’ Meeting on February 1, 2007, and you will finally have a chance to have your voice heard in charting the future course of this Company.

We, the members of The Committee for Concerned Cyberonics, Inc. Shareholders (the “Committee”), have been pressuring the Board of Directors of Cyberonics, Inc. for the last six months to improve the Company’s corporate governance practices. During that period, past actions that had been overseen and approved by members of this Board (including improper option grant practices) led directly to investigations of the Company by the Securities and Exchange Commission and the U.S. Attorney for the Southern District of New York, a $10 million charge to earnings as a result of improper option grant practices and a pending restatement of the Company’s financial statements. The fallout from this has left the Company unable to meet its filing obligations with the SEC resulting in a potential delisting of the Company’s stock from NASDAQ, the receipt of a notice of default and acceleration demand from the trustee for the holders of the Company’s convertible notes and a failure to hold the Company’s 2006 Annual Stockholders Meeting within the time period required by Delaware law.

Equally troubling is that members of this Board appear to have failed to appropriately supervise a senior management that committed multiple missteps and exhibited an inability to deliver, on its forecasts and promises of a return to profitability. On August 1, 2006, Cyberonics management lowered its guidance for the current fiscal year and announced that the Company would not soon return to profitability. This was despite assurances contained in Company issued press releases in February and again in May that Cyberonics would return to profitability by the quarter ending October 2006.

We believe this led to a serious loss of confidence on the part of the Company’s stockholders and the investment community and the resulting destruction of stockholder value which has been reflected in the Company’s plummeting stock price. That stock price has only recently begun a modest recovery fueled, we believe, by the prospects of significant change and reform at the Company resulting from continued stockholder activism and vigilance.

Finally, on November 20th, more than five months since we first gave notice of our intent to engage in a proxy contest to elect new directors to the Company’s Board and only after we filed a lawsuit seeking to have the Delaware Courts set a date for the Company’s long overdue annual meeting, the Board took its first halting steps down the path of improved corporate governance. However, accepting the resignation of the Company’s embattled former CEO/President/Chairman represents just the start of the process of rebuilding stockholder value and reestablishing the Company’s credibility. Ultimate responsibility for the Company’s ills must rest with the Board—as the sign on Harry Truman’s desk said, “the buck stops here.”

Does it enhance the credibility of the Board to appoint as the new Chairman a Director who received below market Company stock option grants and option grants prior to becoming a Board member? Does it boost the perception of the Board’s independence to have the former CEO’s longtime close friend serving as an appointed Board member for nearly three years (despite never standing for election by the Company’s stockholders) and in particular serving as a member of the Compensation Committee which was responsible for negotiating that CEO’s controversial employment agreement and that CEO’s severance package valued at more than $5 million? Is this the way to put the stockholders first? Do you have confidence that this Board will continue to adopt and implement needed governance change and exercise appropriate management oversight if our Nominees are not elected to the Board?

We think you will agree, the Cyberonics Board needs new voices providing a fresh perspective. We believe the best way to restore confidence in Cyberonics is to replace a portion of the current Board with new independent directors, who are willing to say “No” to senior management when the stockholders’ interests demand such an answer and to demand accountability when plans are not met and targets are missed. The time has come for a Board that is committed to further implementing and fully embracing long overdue corporate governance reforms and exploring all opportunities to maximize stockholder value. We believe that our Nominees bring the necessary skill, energy and experience to the Board of Directors. If elected, our Nominees will strive to be catalysts for needed change.

The Committee is seeking your support at the 2006 Annual Meeting of Stockholders. The Committee urges you to vote for change by electing our Nominees who will work to institute necessary reform and who will actively participate in the selection of the Company’s next CEO. Please read the enclosed Proxy Statement carefully for more detailed information about our Nominees. If you have any questions or require any assistance with your vote, please contact our proxy solicitor, D.F. King & Co., Inc., at its address and toll-free number listed on the back cover of this Proxy Statement.

Thank you for your support,

THE COMMITTEE FOR CONCERNED CYBERONICS, INC. SHAREHOLDERS

IF YOU HAVE ANY QUESTIONS, REQUIRE ASSISTANCE IN VOTING YOUR GOLD

PROXY CARD, OR NEED ADDITIONAL COPIES OF THE COMMITTEE’S PROXY

MATERIALS, PLEASE CALL OUR PROXY SOLICITOR, D.F. KING, AT THE PHONE NUMBERS

LISTED BELOW.

Edward McCarthy

D.F. King & Co., Inc.

Call Toll-Free: (800) 488-8075

Banks and Brokerage Firms Call: (212) 269-5550

2006 ANNUAL MEETING OF THE STOCKHOLDERS

OF

CYBERONICS, INC.

PROXY STATEMENT

OF

THE COMMITTEE FOR CONCERNED CYBERONICS, INC. SHAREHOLDERS

The members of The Committee for Concerned Cyberonics, Inc. Shareholders (the “Committee”) are concerned about what we believe are a series of errors made by the Board of Directors of Cyberonics (the “Cyberonics Board”) that contributed to the decline in the stock price and the associated diminution of stockholder value. The Committee does not believe that the current Cyberonics Board has been an effective steward for the Company’s stockholders.

We believe that the lack of effective oversight by the Cyberonics Board has led to, among other things:

•	Improper option grant practices resulting in a $10 million charge to earnings and a pending restatement of the Company’s financial statements;

•	The inability to file with the Securities and Exchange Commission (the “Commission”) the Company’s required financial statements for the last five months;

•	The failure to hold the annual meeting of stockholders within the 13 month time period after the prior annual meeting as explicitly required by Delaware law;

•	A glaring violation of law and appropriate corporate governance practices by permitting Kevin Moore to serve as a perpetual director without ever standing for election;

•	Rewarding Robert P. Cummins, the former CEO, President and Chairman upon his apparent forced resignation—under the cloud of options spring-loading, backdating and financial restatements—with a lavish severance package of what we estimate to be roughly $5 million in cash and stock, and the accelerated vesting of his options and restricted stock awards;

•	The failure to consider all appropriate opportunities to maximize value for the stockholders.

Only after the Committee filed an application on November 1, 2006 with the Delaware Chancery Court to request that the Court set the date for the annual meeting of stockholders (the “Meeting Lawsuit”) did the Company finally take action on its professed commitment to stockholder democracy. On November 28, 2006, the Committee and the Company, in settlement of the Meeting Lawsuit, consented to the entry by the Vice Chancellor of an order setting the date of the 2006 Annual Meeting as February 1, 2007 and the record date as December 18, 2006.

We believe an engaged and proactive board of directors is necessary to serve the best interests of the stockholders. The Committee is therefore seeking your support at the annual meeting of stockholders scheduled to be held on February 1, 2007, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”) for the proposals listed below. As of the date of this proxy statement (the “Proxy Statement”), although the Annual Meeting has been scheduled to be held on February 1, 2007, the Company has not yet announced the starting time and location of the Annual Meeting.

1. To elect the Committee’s slate of director nominees, Alfred J. Novak, Arthur L. Rosenthal and Jeffrey E. Schwarz (our “Nominees”) for a one-year term until the 2007 annual meeting of the Company’s stockholders;

2. To adopt a resolution ratifying the Cyberonics Board’s appointment of KPMG LLP as the Company’s independent auditors for fiscal year 2007.

In connection with the Meeting Lawsuit, the Court issued an order setting the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting as December 18, 2006 (the “Record Date”). As of the Record Date, according to Cyberonics, there were 25,711,387 shares of common stock of the Company, par value $0.01 per share (the “Shares”) outstanding and entitled to vote at the Annual Meeting. The mailing address of the principal executive offices of Cyberonics is 100 Cyberonics Blvd., Houston, Texas 77058.

As of the Record Date and January 4, 2007, the approximate date on which the Proxy Statement and the GOLD proxy card are being mailed to stockholders, the members of the Committee were the beneficial owners of an aggregate of 1,844,312 Shares, which currently represent approximately 7.33% of the issued and outstanding Shares. The Committee is composed of Metropolitan SPV, L.P., a Delaware limited partnership (“MetCap SPV”); Metropolitan SPV GP, L.L.C., a Delaware limited liability company (“MetCap SPV GP”); Bedford Falls Investors, L.P., a Delaware limited partnership (“Bedford”); Metropolitan Capital Advisors, L.P., a Delaware limited partnership (“MetCap”); Metropolitan Capital Advisors, Inc., a New York corporation (“MetCap GP”); Metropolitan Capital Partners II, L.P., a New York limited partnership (“Partners II”); KJ Advisors, Inc., a New York corporation (“Partners II GP”); Metropolitan Capital Advisors International Limited, a British Virgin Islands international business company (“MetCap International”); Metropolitan Capital Partners III, L.P., a Delaware limited partnership (“Partners III”); Metropolitan Capital III, Inc., a Delaware corporation (“Partners III GP”); Metropolitan Capital Advisors Select Fund, L.P., a Delaware limited partnership (“Select”); Metropolitan Capital Select, L.L.C., a Delaware limited liability company (“Select GP”); Jeffrey E. Schwarz, a citizen of the United States of America (“Schwarz”) and Karen Finerman, a citizen of the United States of America (“Finerman”). Each of the foregoing entities and individuals (the “MetCap Entities”) and our Nominees are deemed participants (the “Participants”) in this proxy solicitation. See “Certain Information Concerning The Participants.”

OUR NOMINEES ARE COMMITTED TO ACTING IN THE BEST INTEREST OF THE COMPANY’S STOCKHOLDERS. WE BELIEVE THAT YOUR VOICE IN THE FUTURE OF CYBERONICS CAN BEST BE EXPRESSED THROUGH THE ELECTION OF OUR NOMINEES. ACCORDINGLY, WE URGE YOU TO VOTE YOUR GOLD PROXY CARD FOR ALFRED J. NOVAK, ARTHUR L. ROSENTHAL AND JEFFREY E. SCHWARZ.

THIS SOLICITATION IS BEING MADE BY THE COMMITTEE AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF CYBERONICS. THE COMMITTEE IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING. SHOULD OTHER MATTERS, WHICH THE COMMITTEE IS NOT AWARE OF A REASONABLE TIME BEFORE THE SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY CYBERONICS MANAGEMENT TO CYBERONICS, YOU MAY REVOKE THAT PROXY AND VOTE FOR OUR NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE 2006 ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE 2006 ANNUAL MEETING TO OUR PROXY SOLICITOR, D.F. KING & CO., INC. (“D.F. KING”), OR BY VOTING IN PERSON AT THE 2006 ANNUAL MEETING. SEE “RECORD DATE AND VOTING” ON PAGE 13.

IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW FEW SHARES YOU OWN. THE COMMITTEE URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD TODAY TO VOTE FOR THE ELECTION OF THE COMMITTEE’S NOMINEES.

•	If your Shares are registered in your own name, please sign and date the enclosed GOLD proxy card and return it to the Committee, c/o D.F. King & Co., Inc., in the enclosed envelope today.

•	If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the Record Date, only it can vote such Shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute on your behalf the GOLD proxy card. The Committee urges you to confirm your instructions in writing to the person responsible for your account and to provide a copy of such instructions to the Committee, c/o D.F. King & Co., Inc., which is assisting in this solicitation, at the address and telephone numbers set forth below, and on the back cover of this Proxy Statement, so that we may be aware of all instructions and can attempt to ensure that such instructions are followed.

If you have any questions regarding your proxy,

or need assistance in voting your Shares, please call:

Edward McCarthy

D.F. King & Co., Inc.

Call Toll-Free: (800) 488-8075

Banks and Brokerage Firms Call: (212) 269-5550

REASONS FOR OUR SOLICITATION

The Committee currently owns in the aggregate a total of 1,844,312 Shares, representing approximately 7.33% of the issued and outstanding common stock of the Company. As significant stockholders of Cyberonics, our goal is to maximize the value of the Shares for all stockholders. We believe that the Company has a valuable franchise and enviable market position. However, we believe this value has been masked and the Company’s potential remains unrealized due to the Cyberonics Board’s lack of effective oversight and appropriate corporate governance policies.

Our Nominees will provide new independent voices in the Cyberonics boardroom and will seek to start the process of rebuilding stockholder value. Our Nominees are committed to fully implementing and embracing long overdue corporate governance reforms, actively participating in the selection process for the next CEO and exploring all opportunities to maximize stockholder value. The Committee believes that the need for change on the Cyberonics Board is long overdue for the following reasons.

CYBERONICS STOCK HAS SIGNIFICANTLY UNDERPERFORMED THE RELEVANT PEER

GROUP IN RECENT YEARS

The Committee determined to seek the election of our Nominees because we believe the Cyberonics Board has failed to monitor adequately and demand the proper accountability from senior management. In our view, that has contributed to the following poor stock performance:

•	On May 31, 2006, the date that the Committee delivered its notice to the Cyberonics Board of its intent to seek the election of our Nominees, Cyberonics Shares closed at $24.99. On September 8, 2006 (the last day before the Committee disclosed plans to seek election of our Nominees to the Cyberonics Board), the Shares closed at $17.30, representing a 31% drop in the stock price in little more than three months.

•	As of September 8, 2006, Cyberonics’ declining stock price generated losses for its stockholders of approximately 57% and 40% over the last one and three years, respectively.

•	In September 2000, Medtronic, Inc. offered to acquire Cyberonics at a per Share price of $26. At the close of business on September 8, 2006, the Shares closed at $17.30, almost 35% below the price offered by Medtronic six years earlier, and significantly below the price of $60 to $70 per Share that Robert P. Cummins, the then CEO, President and Chairman, had forecasted at the time.*

•	Cyberonics stock has had a return of negative 57.0% in the last year (versus positive 0.6% for the S&P SmallCap Health Care Equipment & Supplies Index (“SmallCap Index”)) and negative 40.0% in the last three years (versus positive 50.0% for the SmallCap Index).

The history of poor stock performance is clear in the following charts that show the Company’s performance in the last one year and three years versus the S&P SmallCap Health Care Equipment & Supplies Index, assuming an initial investment of $100 at the beginning of each of those periods.

*	“Cyberonics Chief Values Company” authored by Angela Moore; Reuters, September 13, 2000.

Comparison of 1 Year Cumulative Total Return (as of September 8, 2006).

Comparison of 3 Year Cumulative Total Return (as of September 8, 2006).

The Committee believes the SmallCap Index is a more appropriate choice for comparison purposes than the S&P 500 HealthCare Equipment Index (“500 Index”) used by the Company in its 2005 proxy statement because (a) Cyberonics is a component of the SmallCap Index but not a component of the 500 Index and (b) Cyberonics’ market capitalization of $435 million is closer to the average market capitalization of the companies in the SmallCap Index (currently $1.01 billion) than the average market capitalization of the companies in the 500 Index (currently $19.9 billion).

The stock price performance of the Company has been abysmal compared to similar companies in the last three years. Our expectation is that the executive officers should be held accountable for such continued poor performance, but the Cyberonics Board appears to have remained passive in the face of such poor stock performance until it found itself forced to act in response to the then current CEO’s involvement in questionable stock option grant practices and the Committee’s pending proxy contest.

THE COMPANY HAS DEFICIENT CORPORATE GOVERNANCE PROCEDURES,

HIGHLIGHTED BY THE RECENT OPTIONS SCANDAL

The Company continues to be embroiled in an options scandal. We believe the Board was in need of change even before the current scandal broke, but the options scandal has served to underscore the need for reform.

According to a Robinson Humphrey analyst’s report issued on June 8, 2006 (the “Analyst Report”), on June 15, 2004, the day that a Food & Drug Administration (“FDA”) advisory panel was meeting to recommend approval of a Cyberonics application to treat Treatment Resistant Depression, Cyberonics granted stock options to Robert P. Cummins, Richard L. Rudolph and Alan D. Totah (who has since left Cyberonics) for 150,000, 10,000 and 10,000 shares, respectively, at an exercise price of $19.58. The FDA panel’s decision was recognized to be of such importance that trading in the Company’s Shares was suspended for the entire day of June 15, 2004, pending the FDA’s announcement. After the FDA panel issued its favorable recommendation, and trading resumed the next day, Cyberonics shares closed at $34.81, a stock price increase of more than 75%. The Cyberonics Board’s stock option grant of these “spring loaded” options gave Mr. Cummins a virtually instantaneous gain of $2.3 million and Dr. Rudolph and Mr. Totah virtually instantaneous gains of $150,000 each. As a result of these option grants:

•	The Company currently faces an inquiry by the Securities and Exchange Commission (the “Commission”).

•	The Company has been subpoenaed by the U.S. Attorney’s Office for the Southern District of New York.

•	The Company has been unable to file its annual report on form 10-K for the year ending April 28, 2006.

•	The Company has been unable to file its quarterly reports on form 10-Q for the periods ending July 28, 2006 and October 27, 2006.

•	The Company has received three determination letters from NASDAQ informing the Company that Cyberonics is subject to delisting as a result of its failure to timely file its financial statements.

•	The Company has received notice from the trustee for the Company’s convertible notes stating that the trustee believes the Company is in default under the note indenture as a result of its failure to timely file its financial statements.

•	The Company has received notice from the trustee under the Company’s convertible notes stating that the notes are immediately due and payable and demanding payment of the $125 million principal amount with all interest thereon as a result of its failure to timely file its financial statements.

•	The Company will restate its financial statements for the fiscal years 2000 through 2005 and the first three fiscal quarters of the fiscal year 2006 and record an additional non-cash stock-based compensation expense of approximately $10 million.

•	The Company agreed to pay Mr. Cummins, in connection with his apparent forced resignation as a director and CEO, what we believe is a lavish severance package valued in excess of $5 million in cash and stock and the accelerated vesting of his options and restricted stock awards.

Regardless of the legality of the issuance of these options, these option grants and the severance payment to Mr. Cummins raise serious questions about the Cyberonics Board’s judgment and apparent disdain for the interests of stockholders. The Cyberonics Board appears to have been willing to make such option grants to management at a time when trading in the Shares had been suspended and when the Cyberonics Board apparently was in possession of information that was not available to all stockholders equally, and which, we believe, the Cyberonics Board should have known would have a significant impact on the stock price. Moreover, it was after the audit committee had concluded that past option practices over several years were improperly handled and in connection with the departure of Mr. Cummins from the Company that the Cyberonics Board rewarded Mr. Cummins with a greater than $5 million severance package and accelerated vesting of options and restricted stock. At a minimum, such behavior raises significant questions about the judgment of the Cyberonics Board.

In July 2005, apparently frustrated by the failure of the Cyberonics Board to act independently, Ronald A. Matricaria, a non-management director who also served as the Chairman of the Compensation Committee, resigned from the Cyberonics Board, stating,

“I unfortunately cannot support the direction of the governance practices of the Cyberonics board, in particular its practices regarding CEO compensation and succession.”

Undeterred by Mr. Matricaria’s warning and shortly after his resignation on August 5, 2005, Cyberonics authorized a new five year employment agreement with Mr. Cummins, the Company’s Chief Executive Officer. The new contract gave Mr. Cummins a raise in excess of 50% in his annual base salary to $600,000, a substantial grant of restricted stock and other additional forms of compensation. Under Mr. Cummins’ old employment contract, which still had nearly three years remaining on its term, Mr. Cummins had received a substantial grant of stock options (this was in addition to the grant of “spring-loaded” options he received in June 2004 that triggered the Commission’s and U.S. Attorney’s investigations). On the date of this new employment agreement, the Company’s stock closed at $37.48. The Committee does not understand where the benefit to the Company and its stockholders lay in the Cyberonics Board entering into this new agreement. In addition, since the beginning of the Company’s 2005 fiscal year, Mr. Cummins has a) personally realized $10,400,000 of actual gains from the exercise of options, b) been granted an additional 150,000 options and c) entered into a new employment agreement described above that provides for a grant of 250,000 shares of restricted stock, of which we believe 175,000 shares have been issued to date. Over this same time period, the Company’s stock price has fallen from $23.69 on April 30, 2004 to $17.30 on September 8, 2006 for a loss of 27.0%.

THE COMPANY CONTINUES TO SUFFER FROM SIGNIFICANT

CORPORATE GOVERNANCE DEFICIENCIES

Despite the Company’s professed commitment to stockholder democracy and good corporate governance, the Company appears unwilling to take appropriate actions regarding governance without being pressured to do so by outside sources like the Committee.

The Company did not hold the annual meeting for the fiscal year 2006 within 13 months after the 2005 annual meeting as explicitly required by Delaware law. The Committee believes that the opportunity for a company’s stockholders to elect directors is the most fundamental of all stockholder rights, so the Committee, on behalf of all Cyberonics’ stockholders, filed the Meeting Lawsuit on November 1, 2006. It was only after the Committee filed the Meeting Lawsuit that the Company finally acted, and on November 28, 2006, in settlement of the Meeting Lawsuit, consented to the entry by the Vice Chancellor of an order setting the date of the 2006 Annual Meeting.

On November 28, the Committee sent a letter to the Cyberonics Board identifying violations of Delaware law and appropriate corporate governance practices in the appointment of Kevin Moore, a longstanding close friend of Mr. Cummins from their days at Dartmouth together in the 1970’s, as a perpetual director, and demanding that the Company immediately relieve Mr. Moore of his position as director and that he return the fees and stock options he was awarded during the period when he was improperly serving as a director. Only after this letter was delivered did the Cyberonics Board announce Mr. Moore would finally stand for election at the 2006 Annual Meeting after he had served for nearly three years without ever being elected by the stockholders. Despite this, Mr. Moore has not returned the compensation awarded to him during the period when he was improperly serving both as a director and a member of the compensation committee.

It took the Company nearly six months from the time the Committee first suggested splitting the roles of CEO and Chairman to implement this change (a practice that is widely accepted as “a given” from the perspective of good governance), although we believe the Cyberonics Board did so because it had no choice. It was only after intense pressure from many constituencies that the Cyberonics Board finally sought the resignation of Mr. Cummins under the cloud of questionable option grant practices of spring-loading and backdating. As a result, from among the remaining members of the Cyberonics Board, Tony Coelho was appointed as Chairman.

We have questions about the appropriateness of the appointment of Mr. Coelho as Chairman because of issues surrounding his previous receipt of Company options. Mr. Coelho appears to have received below-market options to acquire Cyberonics stock more than three years prior to his appointment to the Cyberonics Board. In addition, Mr. Coelho’s reporting of this initial option grant to the Commission upon becoming a director shows contradictions regarding the actual date and vesting period of the grant. His Form 3 filed with the Commission upon initially becoming a director shows he received his options at a discount of approximately 32% to the closing market price. However, in fiscal year 2002, when Mr. Coelho filed his annual report on Form 5 with the Commission—a filing that was made late—he indicated a different date for such initial grant and that the options were granted on the date with the lowest price the stock had traded that month. In light of this, we ask if Mr. Coelho was the best choice for Chairman of the Cyberonics Board?

The Committee also notes that yet another director, Stanley Appel, has also apparently been the recipient of below-market grants of options. More than two years prior to his appointment to the Cyberonics Board, Mr. Appel received a grant of 50,000 options at an exercise price of $3.06 per Share. On the date of the grant, the market price per Share was $4.75, a discount of nearly 35%.

Because of the Cyberonics Board’s failure to have established an effective succession plan, when the Cyberonics Board belatedly recognized that Mr. Cummins should no longer have any role at the Company, its only option was to appoint a member of the Cyberonics Board as an interim CEO, rather than being able to tap a member of management to assume those responsibilities.

The Committee feels that the reactive nature of the Cyberonics Board and its failure to fully embrace corporate governance practices continue to jeopardize the Company’s performance. Rather than planning for the future in a way that seeks to benefit all stockholders, the existing Cyberonics Board appears content to engage in ad hoc decision making and address problems after they arise or are brought to light by stockholder vigilance, analyst investigation or newspaper reports. The Committee believes the stockholders would be better served if the Cyberonics Board instituted and had in place proper governance procedures designed to reduce the likelihood that such issues would arise. As stockholders, we need to ask ourselves if the current situation is acceptable. The Cyberonics Board has had both ample notice and opportunity to fix the corporate governance deficiencies at Cyberonics, but it appears to have ignored the warning signs to the detriment of stockholder value. The Committee questions whether the Cyberonics Board will continue to fully embrace necessary corporate governance reforms without continued stockholder activism and vigilance.

OUR NOMINEES WILL WORK TO FIX THE CORPORATE GOVERNANCE DEFICIENCIES

WITH THE GOAL OF MAXIMIZING STOCKHOLDER VALUE

Our Nominees will:

•	articulate and raise their concerns about Cyberonics’ corporate governance practices with the rest of the Cyberonics Board members.

•	seek to have the Cyberonics Board actively engage in an oversight role by:

•	actively participating in the selection of the next CEO

•	instituting appropriate CEO succession planning, following the selection of the new CEO

•	adopting compensation practices that tie pay to performance.

•	act independently and provide necessary supervision to the senior management of the Company.

•	provide an independent voice in the boardroom that we believe is necessary to further develop the process of re-establishing the Company’s credibility and rebuilding stockholder value.

•	push to further implement and fully embrace corporate governance changes that we believe are long overdue.

•	explore all alternatives to maximize value for the stockholders, including bona fide acquisition proposals.

The Committee believes that the Company has refused to consider bona fide acquisition proposals in the past because of the opposition of the then-CEO. We believe that such proposals should be considered and decisions about them made by the Cyberonics Board. For example, on August 20, 2004, Advanced Neuromodulation Systems, Inc. (“ANSI”) contacted Cyberonics to express its interest in discussing a possible acquisition proposal. Later on that very same day, Cyberonics issued a press release in which Mr. Cummins stated that “Cyberonics is not interested in any combination or merger and remains focused on growing its epilepsy business and gaining clarity and certainty in a revised depression regulatory timeline.” On September 14, 2004, ANSI submitted a written proposal to acquire the Company in a merger transaction and requested to meet with the Company, expressing its willingness to negotiate all the terms of the business combination. The very next day, after consultation with its financial advisor, the Cyberonics Board summarily rejected ANSI’s invitation to meet to discuss a business combination, citing Mr. Cummins’ August 20th statement. We believe the stockholders should ask themselves—Did the Cyberonics Board just rubberstamp the decision of Mr. Cummins’ statement on August 20th?

As a result of the recent appointment of Mr. Hugh Morrision to the Cyberonics Board, we believe the Company will nominate at least eight individuals to stand for election as director at the 2006 Annual Meeting. Accordingly, if elected, our Nominees will constitute a minority of the Cyberonics Board, at least until the next annual meeting or some other change in composition of the Cyberonics Board. Accordingly, our Nominees will not be able to adopt any measures without the support of at least some members of the current Cyberonics Board.

WE BELIEVE THE COMPANY’S CREDIBILITY HAS BEEN BADLY DAMAGED

It seems clear to us that the crucial issue of the credibility of Cyberonics’ management has been identified both outside and inside the Company, as demonstrated by the following:

•	In the Company’s February 2006 conference call with investors, Mr. Cummins referred to the Company’s problems with “expectations management” and said that the Company would get internal and external expectations in line. He went on to say,

“And that’s in essence what we’ve done.… Do we have a plan and do we expect to overachieve these numbers that we’ve given you? Of course.”

•	In the Analyst Report issued on June 8, 2006, the analyst wrote the following about Cyberonics:

“In our discussions with institutional investors regarding Cyberonics over the past several years, it seems almost indisputable that management has been its own Achilles Heel, drawing continued criticism over credibility.”*

We could not agree more with the analyst’s assessment.

Unfortunately for Cyberonics stockholders, not withstanding senior management’s acknowledgement of their credibility deficit and their effort to reset expectations to a realistic level (something presumptively done in both their February and May press releases and conference calls, in which they projected the Company’s return to profitability by October 2006), in August 2006, the Company once again disappointed investors by disclosing that the Company’s return to profitability would not happen any time soon. Following this announcement, the Company’s stock price dropped 26% from the previous day’s closing price. Our Nominees will work towards the goal of re-establishing the Company’s credibility with all constituencies, including investors, research analysts and regulatory authorities.

We believe Cyberonics is at a crossroads. Potential competitors in the market for neuromodulation devices are making headway, while Cyberonics is beset by problems apparently arising out of actions taken by management and overseen by the Cyberonics Board. In the face of these developments, the Company’s stock price meaningfully lags behind its peers. It is up to us, as Cyberonics stockholders, to send a clear and unmistakable message to the Cyberonics Board that meaningful change is needed. By voting for our Nominees, you will join us in sending that message to the Cyberonics Board and help put Cyberonics back on the right course. Because the Committee is composed of significant stockholders of the Company, its interests are aligned with all stockholders. We ask you to join us in our efforts to fix Cyberonics.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Cyberonics Board is currently composed of eight directors. At the Cyberonics 2006 Annual Meeting, eight directors will be elected. The Committee is seeking your support at the Annual Meeting to elect our Nominees to serve until the 2007 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

OUR NOMINEES

The Committee has nominated a slate of highly qualified Nominees who we believe possess the expertise necessary to restore and enhance stockholder value. Our Nominees are independent of the Company in accordance with Commission and NASDAQ Stock Market rules on board independence, committed to

*	Quotes included in this Proxy Statement have been taken from public sources and have been reprinted herein without the specific approval of the quoted parties. Use of such quotes does not reflect an endorsement of the Committee’s proxy solicitation by the quoted parties.

implementing appropriate corporate governance changes and dedicated to the interests of all stockholders. If elected, our Nominees are committed to acting in the best interest of Cyberonics’ stockholders and will pursue their efforts diligently and promptly.

Set forth below are the name, age, business address, present principal occupation, employment history and directorships of publicly-held companies of each of our Nominees for at least the past five years. This information has been furnished to the Committee by the respective Nominees. Each of our Nominees has consented to serve as a director of the Company and be named in this Proxy Statement as a nominee. None of the entities referenced below is a parent or subsidiary of the Company.

Name	Age	Present Principal Occupation and Five Year Employment History
Alfred J. Novak	58	Since September 1999, Mr. Novak has been a director on the board of OrbusNeich Medical Technology Company, Ltd., a privately held interventional cardiology company. Since December 1997, he has been the chairman of the board of directors of ProRhythm, Inc., a company dedicated to the treatment of atrial fibrillation through the use of ultrasound technologies. Since September 1998, he was a founding member of Syntheon, LLC, a privately held company that focuses on minimally invasive medical devices for the gastroenterology and vascular markets. From October 2002 until March 2006, Mr. Novak was the President and Chief Executive Officer and director of Novoste Corporation, a publicly-held interventional cardiology company. From December 1998 until October 2002, Mr. Novak was a member of the Board of Directors of Sutura, Inc., a vascular closure company. Mr. Novak was President, Chief Executive Officer and director of Biosense, Inc., an electrophysiology company, from July 1996 until January, 1998. He was employed by Cordis Corporation, a publicly held cardiology company, from April 1984 until July 1996 and served as its Vice President and Chief Financial Office. Mr. Novak received his B.S. from the U.S. Merchant Marine Academy in 1969, and his M.B.A. from the Wharton School at the University of Pennsylvania in 1974. Mr. Novak’s primary address is 6350 Southwest 92nd Street, Miami, Florida 33156.

Arthur J. Rosenthal	59	Dr. Rosenthal has served as Chairman of Labcoat, Ltd. since January 2002 and CEO from January 2005. He was a Sr. VP, Corporate Officer and Chief Development Officer of Boston Scientific Corporation and from January 1994 though May 2000, he was a Sr. VP, Chief Scientific Officer and Executive Committee Member of Boston Scientific Corporation until his retirement in January 2005. Dr. Rosenthal currently serves as a non-executive director and Chairman of the Remuneration Committee for Renovo, Ltd., a U.K. publicly-traded pharmaceutical company. Dr. Rosenthal received his B.A. in Bacteriology and Chemistry from the University of Connecticut in 1968 and his Ph.D. in Biochemistry from the University of Massachusetts in 1973. Dr. Rosenthal’s primary address is Labcoat, Ltd. Ballybrit Business Park, Unit 4, Galway, Ireland.

Jeffrey E. Schwarz	48	Since 1992, Mr. Schwarz has been the Chief Executive Officer of Metropolitan Capital Advisors, Inc., the general partner of an investment management firm. Since 1995, Mr. Schwarz has been the Chief Executive Officer of KJ Advisors, Inc., the general partner of an investment management firm. Since 1996, Mr. Schwarz has been the Chief Executive Officer of Metropolitan Capital III, Inc., the general partner of an investment management firm. Mr. Schwarz has served as non-executive Co-Chairman of the Board of Directors of Bogen Communications International, Inc. (“Bogen”), a provider of sound systems and telephone peripherals for commercial, industrial and institutional applications that was formerly listed on the NASDAQ and is also a member of Bogen’s Audit, Compensation and Executive Committees. Mr. Schwarz graduated summa cum laude from the University of Pennsylvania’s Wharton School, earning his B.S. in Economics in 1980 and his M.B.A. in 1981. Mr. Schwarz’s principal business address is 660 Madison Avenue, 20th Floor, New York, NY 10021.

Other than as disclosed in this Proxy Statement or in the Schedule 13D filed (as amended to date) by the Committee with the Commission, available at the Commission’s website www.sec.gov, none of the Participants is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Cyberonics, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

The Committee is seeking the authority to vote for our Nominees and the nominees of Cyberonics management to the Cyberonics Board. Mr. Novak, Dr. Rosenthal and Mr. Schwarz will replace Stanley Appel, Tony Coelho and Kevin Moore on the Cyberonics Board. Furthermore, the Committee will provide you an opportunity to withhold authority with respect to any other Cyberonics nominee by writing in the name of such nominee on the GOLD proxy card. Information about the nominees of Cyberonics management may be found in the preliminary proxy statement filed by the Company with the Commission on December 22, 2006 (the “Company Preliminary Proxy Statement”) and in the Company’s definitive proxy statement when it is filed with the Commission. There is no assurance that the nominees of Cyberonics management will serve if elected with any of our Nominees.

Our Nominees understand that, if elected as directors of Cyberonics, each of them will have an obligation under Delaware law to discharge his duties as a director in good faith, consistent with his fiduciary duties to Cyberonics and its stockholders.

If elected, our Nominees will constitute a minority of the Cyberonics Board, at least until the 2007 Annual Meeting or some other change in composition of the Cyberonics Board. Accordingly, our Nominees will not be able to adopt any measures without the support of at least some members of the current Cyberonics Board. Our Nominees therefore should be expected to articulate and raise their concerns about Cyberonics’ corporate governance practices with the rest of the Cyberonics Board members. Our Nominees would seek to work with the existing members of the Cyberonics Board to implement change.

There can be no assurance that the actions our Nominees intend to take as described above will be implemented if they are elected or that the election of our Nominees will improve the Company’s business or otherwise enhance stockholder value. Your vote to elect our Nominees will have only the legal effect of replacing three incumbent directors of Cyberonics with our Nominees.

The Committee does not expect that our Nominees will be unable to stand for election, but, in the event that such persons are unable to serve or for good cause will not serve, the Shares represented by the enclosed GOLD proxy card will be voted for substitute nominees. In addition, the Committee reserves the right to nominate substitute persons if Cyberonics makes or announces any changes to the Cyberonics Bylaws or Certificate of Incorporation or takes or announces any other action that has, or if consummated would have, the effect of disqualifying our Nominees. In any such case, Shares represented by the enclosed GOLD proxy card will be voted for such substitute nominees.

WE STRONGLY RECOMMEND THAT YOU VOTE

“FOR” THE ELECTION OF OUR NOMINEES

OTHER PROPOSAL

RATIFY APPOINTMENT OF INDEPENDENT AUDITORS

At the Annual Meeting, the Company will be soliciting proxies to ratify the Cyberonics Board’s appointment of KPMG LLP as independent auditors to report on the consolidated financial statements of the Company for the 2007 fiscal year and to perform such other services as may be required of them. Please refer to the Company Preliminary Proxy Statement for a detailed discussion of this proposal. The Committee does not object to the ratification of the Cyberonics Board’s appointment of KPMG LLP as the Company’s independent auditors.

We are not aware of any other proposals to be brought before the Annual Meeting. However, we intend to bring before the Annual Meeting such business as may be appropriate, including, without limitation, nominating additional persons for directorships, or making other proposals as may be appropriate to address any action of the Cyberonics Board not publicly disclosed prior to the date of this Proxy Statement. Should other proposals be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

RECORD DATE AND VOTING

According to the Company Preliminary Proxy Statement, as of December 18, 2006, the Company had outstanding 25,711,387 Shares entitled to be voted at the Annual Meeting. Each share is entitled to one vote on each matter submitted to a vote of stockholders. Only stockholders of record at the close of business on December 18, 2006 will be entitled to vote at the Annual Meeting. If your shares are registered directly in your name with the Company’s transfer agent, you are considered with respect to those shares the stockholder of record, and these proxy materials are being sent directly to you. As the stockholder of record, you have the right to submit your voting proxy directly to the Company using the enclosed proxy card or to vote in person at the Annual Meeting.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.” These proxy materials are being forwarded to you by your broker who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker to vote your shares, and your broker or nominee has enclosed a voting instruction card for you to use. If your shares are held by a broker or nominee, please return your voting card as early as possible to ensure that your shares will be voted in accordance with your instructions. You are also invited to attend the Annual Meeting; however, since you are not the stockholder of record, you may not vote these shares in person at the meeting unless you specifically request a document called a “legal proxy” from your broker and bring it to the 2006 Annual Meeting.

Under Delaware law and the Company’s Bylaws, the presence of a quorum is required to transact business at the Annual Meeting. A quorum is defined as the presence, either in person or by proxy, of a majority of the shares entitled to vote. Abstentions and broker non-votes are considered to be shares present for the purpose of determining whether a quorum exists. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Brokers do not have discretionary voting power with respect to the election of directors. Therefore, broker non-votes will not be counted in this election of directors.

The eight nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy at the meeting and entitled to vote shall be elected to the Cyberonics Board. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no legal effect under Delaware law. For each other item properly presented for a vote, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. Abstentions and broker non-votes are not counted as votes present for the purpose of electing directors. With respect to the matters other than the election of directors, broker non-votes are not considered to be shares present, but abstentions are considered to be shares present and, therefore, abstentions will have the effect of votes against the proposal. Stockholders of record may appoint proxies to vote their shares by signing, dating and mailing the GOLD proxy card in the envelope provided.

If your shares are held in the name of a Custodian and you want to vote in person at the 2006 Annual Meeting, you may specially request a document called a “legal proxy” from the Custodian and bring it to the 2006 Annual Meeting.

If you need assistance, please contact our proxy solicitor, D.F. King, toll-free at (800) 488-8075.

Shares represented by properly executed, but unmarked, GOLD proxy cards will be voted at the Annual Meeting as marked and will be voted FOR the election of our Nominees to the Cyberonics Board and nominees of Cyberonics management to the Cyberonics Board, other than Stanley Appel, Tony Coelho and Kevin Moore, and FOR the other proposal described herein, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting.

You are being asked to elect our Nominees and to approve the other proposal described herein. Stockholders should refer to the Company Preliminary Proxy Statement for the names, backgrounds, qualifications and other information concerning the nominees of Cyberonics management.

REVOCATION OF PROXIES

Stockholders of Cyberonics may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to the Committee in care of D.F. King & Co., Inc. at the address set forth on the back cover of this Proxy Statement or to Cyberonics at 100 Cyberonics Blvd., Houston, Texas 77058 or any other address provided by Cyberonics. Although a revocation is effective if delivered to Cyberonics, the Committee requests that either the original or photostatic copies of all revocations be mailed to the Committee in care of D. F. King & Co., Inc. at the address set forth on the back cover of this Proxy Statement so that the Committee will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares. Additionally, D. F. King & Co., Inc. may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of our Nominees and approval of the other proposal described herein.

IF YOU WISH TO VOTE FOR THE ELECTION OF OUR NOMINEES TO THE CYBERONICS BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

ADDITIONAL INFORMATION

The principal executive offices of Cyberonics, Inc. are located at 100 Cyberonics Blvd., Houston, Texas 77058. Except as otherwise noted herein, the information concerning Cyberonics has been taken from or is based upon documents and records on file with the Commission and other publicly available information.

The principal executive offices of the MetCap Entities are located at 660 Madison Avenue, 20th Floor, New York, NY 10021.

MetCap SPV is primarily engaged in the business of acquiring, directly or indirectly, Shares. MetCap SPV GP is primarily engaged in the business of acting as the general partner of MetCap SPV. Bedford is primarily engaged in the business of investing in securities. MetCap is primarily engaged in the business of acting as the general partner of Bedford. MetCap GP is primarily engaged in the business of acting as the general partner of MetCap. Partners II is primarily engaged in the business of acting as an investment manager for certain of the MetCap Entities and certain separately managed accounts (the “Separate Accounts”). Partners II GP is primarily engaged in the business of acting as the general partner of Partners II. MetCap International is primarily engaged in the business of investing in securities. Partners III is primarily engaged in the business of acting as the investment manager for MetCap International. Partners III GP is primarily engaged in the business of acting as general partner of Partners III. Select is primarily engaged in the business of investing in securities. Select GP is primarily engaged in the business of acting as general partner of Select.

Schwarz and Finerman are primarily engaged in the business of serving as the managing members and senior executive officers, as the case may be, and founders of each of MetCap GP, Partners II GP, Select GP, Partners III GP and MetCap SPV GP, and also own greater than a majority of the equity interests of each of the foregoing entities, and as such, may be deemed to be the controlling persons of the other MetCap Entities.

Additional information about the Committee and the MetCap Entities may be found in the Schedule 13D filed by the Committee with the Commission on September 11, 2006, (as amended to date) available at the Commission’s website www.sec.gov.

PROXY SOLICITATION; EXPENSES

Executed proxies may be solicited in person, by mail, advertisement, telephone, telecopier, telegraph or email. Solicitation may be made by the Committee, including our Nominees, employees of the MetCap Entities and their affiliates, none of whom will receive additional compensation for such solicitation. Proxies will be solicited from individuals, brokers, banks, bank nominees and other institutional holders. We have requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record. We will reimburse these record holders for their reasonable out-of-pocket expenses.

In addition, the Committee has retained D. F. King & Co., Inc. to solicit proxies on our behalf in connection with the 2006 Annual Meeting. D. F. King will employ approximately 50 people in its efforts. We have agreed to reimburse D.F. King for its reasonable expenses and to pay to D.F. King a fee of up to $100,000.

The Committee has agreed to pay each of Messrs. Novak and Rosenthal $10,000 to serve as a Nominee. MetCap GP, on behalf of the Committee, has agreed to indemnify our Nominees against any liabilities, costs and expenses related to this proxy solicitation. MetCap GP and our Nominees intend to enter into written indemnification agreements.

The entire expense of our proxy solicitation is being borne by the Committee. If our Nominees are elected to the Cyberonics Board, we will seek reimbursement of such expenses from Cyberonics and will not submit such reimbursement to a vote of stockholders. In addition to the engagement of D. F. King described above, costs related to the solicitation of proxies include expenditures for printing, postage, legal and related expenses and are expected to be approximately $500,000, of which approximately $100,000 has been paid to date.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Each member of the Committee is a participant in this solicitation.

As of September 11, 2006, each of MetCap SPV; Bedford; Partners II; Select; and MetCap International beneficially and directly owns 798,512; 300,000; 484,600; 15,500; and 245,700 Shares, respectively, except to the extent that the other participants as described below may be deemed to have beneficial ownership with regard to such Shares.

MetCap SPV GP, as the general partner of MetCap SPV, may be deemed to beneficially own the Shares that MetCap SPV beneficially owns. Each of MetCap GP, as the general partner of MetCap, and MetCap, as the general partner of Bedford, may be deemed to beneficially own the Shares that Bedford beneficially owns. Partners II GP, as the general partner of Partners II, may be deemed to beneficially own the Shares that Partners II beneficially owns, including the Shares in the Separate Accounts. Select GP, as the general partner of Select, may be deemed to beneficially own the Shares that Select beneficially owns. Each of Partners III GP, as the general partner of Partners III, and Partners III, as the investment manager for MetCap International, may be deemed to beneficially own the Shares that MetCap International beneficially owns.

Schwarz and Finerman, as the managing members and senior executive officers, as the case may be, and founders of each of MetCap GP; Partners II GP; Select GP; Partners III GP and MetCap SPV GP may be deemed to beneficially own the Shares that MetCap SPV; MetCap; Bedford; Partners II; Select; Partners III and MetCap International beneficially own.

Neither Mr. Novak nor Dr. Rosenthal beneficially own any shares of the Company.

For information regarding purchases and sales of securities of Cyberonics during the past two years by the members of the Committee, see Schedule I.

No Nominee is involved in any material pending legal proceedings with respect to the Company. Except for what is set forth above, there is no other arrangement or understanding between any Nominee and any other person pursuant to which he was or is to be selected as a Nominee or director. None of our Nominees currently holds any position or office with the Company or has ever served previously as a director of the Company.

The Committee reserves the right to retain one or more financial advisors and proxy solicitors, who may be considered participants in a solicitation under Regulation 14A of the Securities and Exchange Act of 1934, as amended. The members of the Committee will pay the expenses of the solicitation in accordance with their pro rata shareholdings.

Except as set forth in this Proxy Statement (including Schedule I hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation, directly or indirectly, beneficially owns any securities of Cyberonics; (iii) no participant in this solicitation owns any securities of Cyberonics which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of Cyberonics during the past two years; (v) no part of the purchase price or market value of the securities of Cyberonics owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of Cyberonics, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of Cyberonics; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of Cyberonics; (ix) no participant in this solicitation or any of his/its associates was a party to any transaction, or series of similar transactions, since the beginning of Cyberonics’ last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which Cyberonics or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000; (x) no participant in this solicitation or any of his/its associates has any arrangement or understanding with any person with respect to any future employment by Cyberonics or its affiliates, or with respect to any future transactions to which Cyberonics or any of its affiliates will or may be a party; and (xi) no person, including the participants in this solicitation, who is a party to an arrangement or understanding pursuant to which our Nominees are proposed to be elected has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on at the Annual Meeting.

THE COMMITTEE HAS OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS INCLUDED IN THE COMPANY PRELIMINARY PROXY STATEMENT. THIS DISCLOSURE INCLUDES, AMONG OTHER THINGS, SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT, INFORMATION REGARDING STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING, BIOGRAPHICAL INFORMATION ON CYBERONICS’ DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND AN ANALYSIS OF CUMULATIVE TOTAL RETURNS ON AN INVESTMENT IN SHARES DURING THE PAST FIVE YEARS. STOCKHOLDERS SHOULD REFER TO THE COMPANY PROXY PRELIMINARY STATEMENT IN ORDER TO REVIEW THIS DISCLOSURE.

WE URGE YOU TO SIGN, DATE AND RETURN THE GOLD PROXY CARD IN FAVOR OF THE ELECTION OF OUR NOMINEES.

Dated: January 4, 2007

Sincerely,

THE COMMITTEE FOR CONCERNED CYBERONICS, INC. SHAREHOLDERS

BEDFORD FALLS INVESTORS, L.P.	METROPOLITAN SPV, L.P.

METROPOLITAN CAPITAL ADVISORS, INC.	METROPOLITAN CAPITAL PARTNERS II, L.P.

METROPOLITAN CAPITAL ADVISORS INTERNATIONAL LIMITED	METROPOLITAN CAPITAL ADVISORS SELECT FUND, L.P.

JEFFREY E. SCHWARZ	KAREN FINERMAN

SCHEDULE I

TRANSACTIONS IN SECURITIES OF CYBERONICS

DURING THE PAST TWO YEARS

EXCEPT AS OTHERWISE SPECIFIED, ALL PURCHASES AND SALES WERE MADE IN THE OPEN MARKET.

Portfolio Description	Transaction	Trade Date	No of Shares	Note
Metropolitan Capital Advisors Select Fund L.P.	purchase	6/12/2006	3,000.00
Metropolitan Capital Advisors Select Fund L.P.	purchase	6/14/2006	1,500.00
Metropolitan Capital Advisors Select Fund L.P.	purchase	6/23/2006	1,000.00
Metropolitan Capital Advisors Select Fund L.P.	purchase	6/28/2006	4,000.00
Metropolitan Capital Advisors Select Fund L.P.	purchase	8/30/2006	6,000.00
Metropolitan SPV L.P.	purchase	8/28/2006	60,000.00
Metropolitan SPV L.P.	purchase	8/28/2006	150,000.00	* Privately negotiated transaction
Metropolitan SPV L.P.	purchase	8/28/2006	150,000.00	* Privately negotiated transaction
Metropolitan SPV L.P.	purchase	8/29/2006	15,300.00
Metropolitan SPV L.P.	purchase	8/30/2006	47,912.00
Metropolitan SPV L.P.	purchase	8/31/2006	44,400.00
Metropolitan SPV L.P.	purchase	9/1/2006	49,600.00
Metropolitan SPV L.P.	purchase	9/5/2006	36,900.00
Metropolitan SPV L.P.	purchase	9/6/2006	87,100.00
Metropolitan SPV L.P.	purchase	9/7/2006	84,900.00
Metropolitan SPV L.P.	purchase	9/8/2006	72,400.00
Bedford Falls	purchase	10/26/2004	4,000.00
Bedford Falls	sale	12/2/2004	4,000.00
Bedford Falls	sell short	1/20/2005	1,620.00
Bedford Falls	sell short	1/21/2005	8,380.00
Bedford Falls	cover short	1/21/2005	10,000.00
Bedford Falls	purchase	1/23/2006	10,000.00
Bedford Falls	purchase	1/26/2006	2,500.00
Bedford Falls	sale	2/17/2006	12,500.00
Bedford Falls	purchase	3/15/2006	30,000.00
Bedford Falls	purchase	4/24/2006	10,000.00
Bedford Falls	purchase	5/1/2006	600.00
Bedford Falls	purchase	5/1/2006	1,900.00
Bedford Falls	purchase	5/19/2006	12,500.00
Bedford Falls	purchase	5/24/2006	12,500.00
Bedford Falls	sale	5/26/2006	31,300.00
Bedford Falls	purchase	6/8/2006	87,500.00
Bedford Falls	purchase	6/9/2006	50,000.00
Bedford Falls	purchase	6/12/2006	40,000.00
Bedford Falls	purchase	6/13/2006	10,000.00
Bedford Falls	purchase	6/13/2006	5,000.00
Bedford Falls	purchase	6/14/2006	11,300.00
Bedford Falls	purchase	9/5/2006	8,500.00
Bedford Falls	purchase	9/6/2006	20,400.00
Bedford Falls	purchase	9/7/2006	16,300.00
Bedford Falls	purchase	9/8/2006	14,800.00
Metropolitan Capital Advisors International Ltd.	purchase	10/26/2004	4,540.00

Portfolio Description	Transaction	Trade Date	No of Shares	Note
Metropolitan Capital Advisors International Ltd.	purchase	11/2/2004	699.00
Metropolitan Capital Advisors International Ltd.	sale	12/1/2004	800.00
Metropolitan Capital Advisors International Ltd.	sale	12/2/2004	4,439.00
Metropolitan Capital Advisors International Ltd.	sell short	1/20/2005	2,125.00
Metropolitan Capital Advisors International Ltd.	sell short	1/21/2005	11,075.00
Metropolitan Capital Advisors International Ltd.	cover short	1/21/2005	13,200.00
Metropolitan Capital Advisors International Ltd.	purchase	1/23/2006	8,900.00
Metropolitan Capital Advisors International Ltd.	purchase	1/26/2006	2,200.00
Metropolitan Capital Advisors International Ltd.	sale	2/17/2006	11,100.00
Metropolitan Capital Advisors International Ltd.	purchase	3/15/2006	27,200.00
Metropolitan Capital Advisors International Ltd.	purchase	4/24/2006	9,100.00
Metropolitan Capital Advisors International Ltd.	purchase	5/1/2006	200.00
Metropolitan Capital Advisors International Ltd.	purchase	5/19/2006	10,600.00
Metropolitan Capital Advisors International Ltd.	purchase	5/24/2006	10,600.00
Metropolitan Capital Advisors International Ltd.	sale	5/26/2006	26,600.00
Metropolitan Capital Advisors International Ltd.	purchase	6/8/2006	72,800.00
Metropolitan Capital Advisors International Ltd.	purchase	6/9/2006	41,700.00
Metropolitan Capital Advisors International Ltd.	purchase	6/12/2006	33,200.00
Metropolitan Capital Advisors International Ltd.	purchase	6/13/2006	8,300.00
Metropolitan Capital Advisors International Ltd.	purchase	6/13/2006	4,200.00
Metropolitan Capital Advisors International Ltd.	purchase	6/14/2006	8,700.00
Metropolitan Capital Advisors International Ltd.	purchase	9/5/2006	6,500.00
Metropolitan Capital Advisors International Ltd.	purchase	9/6/2006	15,600.00
Metropolitan Capital Advisors International Ltd.	purchase	9/7/2006	12,400.00
Metropolitan Capital Advisors International Ltd.	purchase	9/8/2006	11,200.00
Separate Accounts
Separate Accounts	purchase	10/26/2004	1,700.00
Separate Accounts	purchase	10/26/2004	1,300.00
Separate Accounts	purchase	10/26/2004	700.00
Separate Accounts	purchase	10/26/2004	1,600.00
Separate Accounts	purchase	10/26/2004	400.00
Separate Accounts	sale	12/2/2004	1,700.00
Separate Accounts	sale	12/2/2004	1,300.00
Separate Accounts	sale	12/2/2004	700.00
Separate Accounts	sale	12/2/2004	1,600.00
Separate Accounts	sale	12/2/2004	400.00
Separate Accounts	sell short	1/20/2005	1,111.00
Separate Accounts	sell short	1/20/2005	700.00
Separate Accounts	sell short	1/20/2005	800.00
Separate Accounts	sell short	1/20/2005	100.00
Separate Accounts	sell short	1/20/2005	900.00
Separate Accounts	sell short	1/20/2005	200.00
Separate Accounts	sell short	1/21/2005	5,789.00
Separate Accounts	cover short	1/21/2005	6,900.00
Separate Accounts	sell short	1/21/2005	3,500.00
Separate Accounts	cover short	1/21/2005	4,200.00
Separate Accounts	sell short	1/21/2005	4,400.00
Separate Accounts	cover short	1/21/2005	5,200.00
Separate Accounts	sell short	1/21/2005	500.00

Portfolio Description	Transaction	Trade Date	No of Shares	Note
Separate Accounts	cover short	1/21/2005	600.00
Separate Accounts	sell short	1/21/2005	4,600.00
Separate Accounts	cover short	1/21/2005	5,500.00
Separate Accounts	sell short	1/21/2005	1,000.00
Separate Accounts	cover short	1/21/2005	1,200.00
Separate Accounts	purchase	1/23/2006	8,600.00
Separate Accounts	purchase	1/23/2006	4,900.00
Separate Accounts	purchase	1/23/2006	3,000.00
Separate Accounts	purchase	1/23/2006	700.00
Separate Accounts	purchase	1/23/2006	3,400.00
Separate Accounts	purchase	1/23/2006	1,300.00
Separate Accounts	purchase	1/26/2006	500.00
Separate Accounts	purchase	1/26/2006	1,200.00
Separate Accounts	purchase	1/26/2006	800.00
Separate Accounts	purchase	1/26/2006	200.00
Separate Accounts	purchase	1/26/2006	900.00
Separate Accounts	purchase	1/26/2006	400.00
Separate Accounts	sale	2/1/2006	500.00
Separate Accounts	purchase	2/8/2006	400.00
Separate Accounts	sale	2/17/2006	9,100.00
Separate Accounts	sale	2/17/2006	6,100.00
Separate Accounts	sale	2/17/2006	4,200.00
Separate Accounts	sale	2/17/2006	900.00
Separate Accounts	sale	2/17/2006	3,800.00
Separate Accounts	sale	2/17/2006	1,700.00
Separate Accounts	purchase	3/15/2006	21,100.00
Separate Accounts	purchase	3/15/2006	14,700.00
Separate Accounts	purchase	3/15/2006	10,000.00
Separate Accounts	purchase	3/15/2006	2,000.00
Separate Accounts	purchase	3/15/2006	8,500.00
Separate Accounts	purchase	3/15/2006	4,000.00
Separate Accounts	sale	3/31/2006	800.00
Separate Accounts	sale	3/31/2006	5,000.00
Separate Accounts	purchase	4/5/2006	1,900.00
Separate Accounts	purchase	4/24/2006	6,800.00
Separate Accounts	purchase	4/24/2006	4,900.00
Separate Accounts	purchase	4/24/2006	4,000.00
Separate Accounts	purchase	4/24/2006	700.00
Separate Accounts	purchase	4/24/2006	1,100.00
Separate Accounts	purchase	4/24/2006	1,300.00
Separate Accounts	purchase	5/1/2006	2,700.00
Separate Accounts	sale	5/1/2006	200.00
Separate Accounts	sale	5/1/2006	400.00
Separate Accounts	purchase	5/19/2006	8,800.00
Separate Accounts	purchase	5/19/2006	5,700.00
Separate Accounts	purchase	5/19/2006	4,700.00
Separate Accounts	purchase	5/19/2006	800.00
Separate Accounts	purchase	5/19/2006	1,200.00
Separate Accounts	purchase	5/19/2006	1,500.00
Separate Accounts	purchase	5/24/2006	8,800.00
Separate Accounts	purchase	5/24/2006	5,700.00

Portfolio Description	Transaction	Trade Date	No of Shares	Note
Separate Accounts	purchase	5/24/2006	4,700.00
Separate Accounts	purchase	5/24/2006	800.00
Separate Accounts	purchase	5/24/2006	1,200.00
Separate Accounts	purchase	5/24/2006	1,500.00
Separate Accounts	sale	5/26/2006	21,900.00
Separate Accounts	sale	5/26/2006	14,200.00
Separate Accounts	sale	5/26/2006	11,800.00
Separate Accounts	sale	5/26/2006	1,900.00
Separate Accounts	sale	5/26/2006	3,100.00
Separate Accounts	sale	5/26/2006	3,800.00
Separate Accounts	purchase	6/8/2006	54,500.00
Separate Accounts	purchase	6/8/2006	39,400.00
Separate Accounts	purchase	6/8/2006	32,200.00
Separate Accounts	purchase	6/8/2006	5,400.00
Separate Accounts	purchase	6/8/2006	8,400.00
Separate Accounts	purchase	6/8/2006	10,700.00
Separate Accounts	purchase	6/9/2006	31,200.00
Separate Accounts	purchase	6/9/2006	22,500.00
Separate Accounts	purchase	6/9/2006	18,400.00
Separate Accounts	purchase	6/9/2006	3,100.00
Separate Accounts	purchase	6/9/2006	4,800.00
Separate Accounts	purchase	6/9/2006	6,100.00
Separate Accounts	purchase	6/12/2006	24,900.00
Separate Accounts	purchase	6/12/2006	18,000.00
Separate Accounts	purchase	6/12/2006	14,700.00
Separate Accounts	purchase	6/12/2006	2,500.00
Separate Accounts	purchase	6/12/2006	3,800.00
Separate Accounts	purchase	6/12/2006	4,900.00
Separate Accounts	purchase	6/13/2006	6,200.00
Separate Accounts	purchase	6/13/2006	3,100.00
Separate Accounts	purchase	6/13/2006	4,500.00
Separate Accounts	purchase	6/13/2006	2,300.00
Separate Accounts	purchase	6/13/2006	3,700.00
Separate Accounts	purchase	6/13/2006	1,800.00
Separate Accounts	purchase	6/13/2006	600.00
Separate Accounts	purchase	6/13/2006	300.00
Separate Accounts	purchase	6/13/2006	1,000.00
Separate Accounts	purchase	6/13/2006	500.00
Separate Accounts	purchase	6/13/2006	1,200.00
Separate Accounts	purchase	6/13/2006	600.00
Separate Accounts	purchase	6/14/2006	4,100.00
Separate Accounts	purchase	6/14/2006	4,700.00
Separate Accounts	purchase	6/14/2006	400.00
Separate Accounts	purchase	6/14/2006	1,000.00
Separate Accounts	purchase	6/14/2006	1,200.00
Separate Accounts	purchase	8/28/2006	47,600.00
Separate Accounts	sale	8/28/2006	24,600.00
Separate Accounts	sale	8/28/2006	23,000.00
Separate Accounts	purchase	9/5/2006	1,800.00
Separate Accounts	purchase	9/5/2006	3,000.00
Separate Accounts	purchase	9/5/2006	3,700.00

Portfolio Description	Transaction	Trade Date	No of Shares	Note
Separate Accounts	purchase	9/5/2006	1,100.00
Separate Accounts	purchase	9/5/2006	400.00
Separate Accounts	purchase	9/5/2006	1,000.00
Separate Accounts	purchase	9/6/2006	4,400.00
Separate Accounts	purchase	9/6/2006	7,300.00
Separate Accounts	purchase	9/6/2006	8,900.00
Separate Accounts	purchase	9/6/2006	2,800.00
Separate Accounts	purchase	9/6/2006	1,000.00
Separate Accounts	purchase	9/6/2006	2,500.00
Separate Accounts	purchase	9/7/2006	3,500.00
Separate Accounts	purchase	9/7/2006	5,800.00
Separate Accounts	purchase	9/7/2006	7,100.00
Separate Accounts	purchase	9/7/2006	2,200.00
Separate Accounts	purchase	9/7/2006	800.00
Separate Accounts	purchase	9/7/2006	2,000.00
Separate Accounts	purchase	9/8/2006	3,300.00
Separate Accounts	purchase	9/8/2006	3,400.00
Separate Accounts	purchase	9/8/2006	6,300.00
Separate Accounts	purchase	9/8/2006	1,000.00
Separate Accounts	purchase	9/8/2006	800.00
Separate Accounts	purchase	9/8/2006	1,800.00
Bedford Falls	purchase	5/19/2005	31,500.00	*
Bedford Falls	purchase	6/14/2005	20,400.00	*
Bedford Falls	sale	7/8/2005	21,000.00	**
Bedford Falls	sale	7/11/2005	9,500.00	**
Bedford Falls	sale	7/12/2005	10,900.00	**
Bedford Falls		7/15/2005	—	***
Bedford Falls	sell short	5/19/2005	31,500.00	****
Bedford Falls	sell short	6/14/2005	20,400.00	****
Bedford Falls	cover short	7/8/2005	21,000.00	*****
Bedford Falls	cover short	7/11/2005	9,500.00	*****
Bedford Falls	cover short	7/12/2005	10,900.00	*****
Bedford Falls		7/15/2005	—	******
Bedford Falls	purchase	5/19/2005	31,500.00	*
Bedford Falls	sale	6/14/2005	20,400.00	**
Bedford Falls	sale	6/16/2005	5,200.00	**
Bedford Falls		6/17/2005	—	*******
Bedford Falls	sell short	5/19/2005	31,500.00	****
Bedford Falls	cover short	6/14/2005	20,400.00	*****
Bedford Falls	cover short	6/16/2005	5,200.00	*****
Bedford Falls		6/17/2005	—	*******
Bedford Falls	purchase	12/16/2004	16,000.00	*
Bedford Falls	purchase	12/20/2004	21,500.00	*
Bedford Falls	purchase	12/21/2004	8,500.00	*
Bedford Falls	purchase	12/22/2004	9,000.00	*
Bedford Falls		1/21/2005	—	*******
Metropolitan Capital Advisors International Ltd.	purchase	12/16/2004	17,400.00	*
Metropolitan Capital Advisors International Ltd.	purchase	12/17/2004	700.00	*
Metropolitan Capital Advisors International Ltd.	purchase	12/20/2004	30,000.00	*
Metropolitan Capital Advisors International Ltd.	purchase	12/21/2004	11,100.00	*
Metropolitan Capital Advisors International Ltd.	purchase	12/22/2004	11,400.00	*

Portfolio Description	Transaction	Trade Date	No of Shares	Note
Metropolitan Capital Advisors International Ltd.	purchase	1/19/2005	1,700.00	*
Metropolitan Capital Advisors International Ltd.		1/21/2005	—	*******
Metropolitan Capital Advisors International Ltd.	purchase	5/19/2005	40,600.00	*
Metropolitan Capital Advisors International Ltd.	purchase	6/14/2005	26,300.00	*
Metropolitan Capital Advisors International Ltd.	sale	6/30/2005	13,800.00	**
Metropolitan Capital Advisors International Ltd.	sale	7/8/2005	35,400.00	**
Metropolitan Capital Advisors International Ltd.	sale	7/12/2005	6,500.00	**
Metropolitan Capital Advisors International Ltd.		7/15/2005	—	***
Metropolitan Capital Advisors International Ltd.	sell short	5/19/2005	40,600.00	****
Metropolitan Capital Advisors International Ltd.	sell short	6/14/2005	26,300.00	****
Metropolitan Capital Advisors International Ltd.	cover short	6/30/2005	13,800.00	*****
Metropolitan Capital Advisors International Ltd.	cover short	7/8/2005	35,400.00	*****
Metropolitan Capital Advisors International Ltd.	cover short	7/12/2005	6,500.00	*****
Metropolitan Capital Advisors International Ltd.		7/15/2005		******
Metropolitan Capital Advisors International Ltd.	purchase	5/19/2005	40,600.00	*
Metropolitan Capital Advisors International Ltd.	sale	6/14/2005	26,300.00	**
Metropolitan Capital Advisors International Ltd.	sale	6/16/2005	6,700.00	**
Metropolitan Capital Advisors International Ltd.		6/17/2005		*******
Metropolitan Capital Advisors International Ltd.	sell short	5/19/2005	40,600.00	****
Metropolitan Capital Advisors International Ltd.	cover short	6/14/2005	26,300.00	*****
Metropolitan Capital Advisors International Ltd.	cover short	6/16/2005	6,700.00	*****
Metropolitan Capital Advisors International Ltd.		6/17/2005		*******
Separate Accounts	purchase	12/16/2004	8,100.00	*
Separate Accounts	purchase	12/17/2004	700.00	*
Separate Accounts	purchase	12/20/2004	17,300.00	*
Separate Accounts	purchase	12/21/2004	6,000.00	*
Separate Accounts	purchase	12/22/2004	6,100.00	*
Separate Accounts		1/21/2005	—	*******
Separate Accounts	purchase	5/19/2005	23,900.00	*
Separate Accounts	purchase	6/14/2005	15,500.00	*
Separate Accounts	sale	6/30/2005	900.00	**
Separate Accounts	sale	7/8/2005	16,800.00	**
Separate Accounts	sale	7/11/2005	6,100.00	**
Separate Accounts	sale	7/12/2005	7,600.00	**
Separate Accounts		7/15/2005	—	***
Separate Accounts	sell short	5/19/2005	23,900.00	****
Separate Accounts	sell short	6/14/2005	15,500.00	****
Separate Accounts	cover short	6/30/2005	900.00	*****
Separate Accounts	cover short	7/8/2005	16,800.00	*****
Separate Accounts	cover short	7/11/2005	6,100.00	*****
Separate Accounts	cover short	7/12/2005	7,600.00	*****
Separate Accounts		7/15/2005	—	******
Separate Accounts	purchase	5/19/2005	23,900.00	*
Separate Accounts	sale	6/14/2005	15,500.00	**
Separate Accounts	sale	6/16/2005	3,900.00	**
Separate Accounts		6/17/2005	—	*******
Separate Accounts	sell short	5/19/2005	23,900.00	****
Separate Accounts	cover short	6/14/2005	15,500.00	*****
Separate Accounts	cover short	6/16/2005	3,900.00	*****
Separate Accounts		6/17/2005	—	*******
Separate Accounts	purchase	12/16/2004	5,000.00	*

Portfolio Description	Transaction	Trade Date	No of Shares	Note
Separate Accounts	purchase	12/20/2004	10,600.00	*
Separate Accounts	purchase	12/21/2004	3,600.00	*
Separate Accounts	purchase	12/22/2004	3,700.00	*
Separate Accounts		1/21/2005	—	*******
Separate Accounts	purchase	5/19/2005	13,100.00	*
Separate Accounts	purchase	6/14/2005	8,500.00	*
Separate Accounts	sale	7/8/2005	8,600.00	**
Separate Accounts	sale	7/11/2005	4,000.00	**
Separate Accounts	sale	7/12/2005	4,400.00	**
Separate Accounts		7/15/2005	—	***
Separate Accounts	sell short	5/19/2005	13,100.00	****
Separate Accounts	sell short	6/14/2005	8,500.00	****
Separate Accounts	cover short	7/8/2005	8,600.00	*****
Separate Accounts	cover short	7/11/2005	4,000.00	*****
Separate Accounts	cover short	7/12/2005	4,400.00	*****
Separate Accounts		7/15/2005	—	******
Separate Accounts	purchase	5/19/2005	13,100.00	*
Separate Accounts	sale	6/14/2005	8,500.00	**
Separate Accounts	sale	6/16/2005	2,200.00	**
Separate Accounts		6/17/2005	—	*******
Separate Accounts	sell short	5/19/2005	13,100.00	****
Separate Accounts	cover short	6/14/2005	8,500.00	*****
Separate Accounts	cover short	6/16/2005	2,200.00	*****
Separate Accounts		6/17/2005	—	*******
Separate Accounts	purchase	12/16/2004	4,100.00	*
Separate Accounts	purchase	12/20/2004	8,800.00	*
Separate Accounts	purchase	12/21/2004	3,100.00	*
Separate Accounts	purchase	12/22/2004	2,900.00	*
Separate Accounts	purchase	1/4/2005	8,700.00	*
Separate Accounts	purchase	1/19/2005	1,000.00	*
Separate Accounts		1/21/2005	—	*******
Separate Accounts	purchase	5/19/2005	12,900.00	*
Separate Accounts	purchase	6/14/2005	8,400.00	*
Separate Accounts	sale	6/30/2005	2,800.00	**
Separate Accounts	sale	7/8/2005	12,400.00	**
Separate Accounts	sale	7/12/2005	3,000.00	**
Separate Accounts		7/15/2005	—	***
Separate Accounts	sell short	5/19/2005	12,900.00	****
Separate Accounts	sell short	6/14/2005	8,400.00	****
Separate Accounts	cover short	6/30/2005	2,800.00	*****
Separate Accounts	cover short	7/8/2005	12,400.00	*****
Separate Accounts	cover short	7/12/2005	3,000.00	*****
Separate Accounts		7/15/2005	—	******
Separate Accounts	purchase	5/19/2005	12,900.00	*
Separate Accounts	sale	6/14/2005	8,400.00	**
Separate Accounts	sale	6/16/2005	2,200.00	**
Separate Accounts		6/17/2005	—	*******
Separate Accounts	sell short	5/19/2005	12,900.00	****
Separate Accounts	cover short	6/14/2005	8,400.00	*****
Separate Accounts	cover short	6/16/2005	2,200.00	*****
Separate Accounts		6/17/2005		*******

Portfolio Description	Transaction	Trade Date	No of Shares	Note
Separate Accounts	purchase	12/16/2004	700.00	*
Separate Accounts	purchase	12/20/2004	1,400.00	*
Separate Accounts	purchase	12/21/2004	500.00	*
Separate Accounts	purchase	12/22/2004	500.00	*
Separate Accounts		1/21/2005	—	*******
Separate Accounts	purchase	5/19/2005	1,800.00	*
Separate Accounts	purchase	6/14/2005	1,200.00	*
Separate Accounts	sale	7/8/2005	1,200.00	**
Separate Accounts	sale	7/11/2005	600.00	**
Separate Accounts	sale	7/12/2005	600.00	**
Separate Accounts		7/15/2005	—	***
Separate Accounts	sell short	5/19/2005	1,800.00	****
Separate Accounts	sell short	6/14/2005	1,200.00	****
Separate Accounts	cover short	7/8/2005	1,200.00	*****
Separate Accounts	cover short	7/11/2005	600.00	*****
Separate Accounts	cover short	7/12/2005	600.00	*****
Separate Accounts		7/15/2005	—	******
Separate Accounts	purchase	5/19/2005	1,800.00	*
Separate Accounts	sale	6/14/2005	1,200.00	**
Separate Accounts	sale	6/16/2005	300.00	**
Separate Accounts		6/17/2005	—	*******
Separate Accounts	sell short	5/19/2005	1,800.00	****
Separate Accounts	cover short	6/14/2005	1,200.00	*****
Separate Accounts	cover short	6/16/2005	300.00	*****
Separate Accounts		6/17/2005	—	*******
Separate Accounts	purchase	12/16/2004	6,900.00	*
Separate Accounts	purchase	12/20/2004	13,900.00	*
Separate Accounts	purchase	12/21/2004	4,800.00	*
Separate Accounts	purchase	12/22/2004	4,900.00	*
Separate Accounts		1/21/2005	—	*******
Separate Accounts	purchase	5/19/2005	19,000.00	*
Separate Accounts	purchase	6/14/2005	12,300.00	*
Separate Accounts	sale	6/30/2005	800.00	**
Separate Accounts	sale	7/8/2005	13,900.00	**
Separate Accounts	sale	7/11/2005	4,500.00	**
Separate Accounts	sale	7/12/2005	6,000.00	**
Separate Accounts		7/15/2005	–	***
Separate Accounts	sell short	5/19/2005	19,000.00	****
Separate Accounts	sell short	6/14/2005	12,300.00	****
Separate Accounts	cover short	6/30/2005	800.00	*****
Separate Accounts	cover short	7/8/2005	13,900.00	*****
Separate Accounts	cover short	7/11/2005	4,500.00	*****
Separate Accounts	cover short	7/12/2005	6,000.00	*****
Separate Accounts		7/15/2005	—	******
Separate Accounts	purchase	5/19/2005	19,000.00	*
Separate Accounts	sale	6/14/2005	12,300.00	**
Separate Accounts	sale	6/16/2005	3,100.00	**
Separate Accounts		6/17/2005	—	*******
Separate Accounts	sell short	5/19/2005	19,000.00	****
Separate Accounts	cover short	6/14/2005	12,300.00	*****
Separate Accounts	cover short	6/16/2005	3,100.00	*****

Portfolio Description	Transaction	Trade Date	No of Shares	Note
Separate Accounts		6/17/2005	—	*******
Separate Accounts	purchase	12/16/2004	1,500.00	*
Separate Accounts	purchase	12/20/2004	3,100.00	*
Separate Accounts	purchase	12/21/2004	900.00	*
Separate Accounts	purchase	12/22/2004	1,100.00	*
Separate Accounts		1/21/2005	—	*******
Separate Accounts	purchase	5/19/2005	3,700.00	*
Separate Accounts	purchase	6/14/2005	2,400.00	*
Separate Accounts	sale	7/8/2005	2,400.00	**
Separate Accounts	sale	7/11/2005	1,100.00	**
Separate Accounts	sale	7/12/2005	1,300.00	**
Separate Accounts		7/15/2005	—	***
Separate Accounts	sell short	5/19/2005	3,700.00	****
Separate Accounts	sell short	6/14/2005	2,400.00	****
Separate Accounts	cover short	7/8/2005	2,400.00	*****
Separate Accounts	cover short	7/11/2005	1,100.00	*****
Separate Accounts	cover short	7/12/2005	1,300.00	*****
Separate Accounts		7/15/2005	—	******
Separate Accounts	purchase	5/19/2005	2,700.00	*
Separate Accounts	purchase	5/19/2005	1,000.00	*
Separate Accounts	sale	6/14/2005	2,400.00	**
Separate Accounts	sale	6/16/2005	600.00	**
Separate Accounts		6/17/2005	—	*******
Separate Accounts	sell short	5/19/2005	3,700.00	****
Separate Accounts	cover short	6/14/2005	2,400.00	*****
Separate Accounts	cover short	6/16/2005	600.00	*****
Separate Accounts		6/17/2005	—	*******

*	Open market purchase of options
**	Open market sale of options
***	Shares purchased relating to option exercise
****	Open market short sale of options
*****	Open market cover short of options
******	Shares sold relating to option assignment
*******	Option expiration

IMPORTANT

Please review this document and the enclosed materials carefully. YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own.

1. If your shares are registered in your own name, please sign, date and mail the enclosed GOLD proxy card to D.F. King & Co., Inc. (“D.F. King”), in the postage-paid envelope provided today.

2. If you have previously signed and returned a white proxy card to Cyberonics, you have every right to change your vote. Only your latest dated card will count. You may revoke any white proxy card already sent to Cyberonics by signing, dating and mailing the enclosed GOLD proxy card in the postage-paid envelope provided. Any proxy may be revoked at any time prior to the 2006 Annual Meeting by delivering a written notice of revocation or a later dated proxy for the 2006 Annual Meeting to D.F. King, or by voting in person at the 2006 Annual Meeting.

3. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a GOLD proxy card with respect to your shares and only after receiving your specific instructions. Accordingly, please sign, date and mail the enclosed GOLD proxy card in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD proxy card to be issued representing your shares.

4. After signing the enclosed GOLD proxy card, do not sign or return the white proxy card, even as a sign of protest, because only your latest dated proxy card will be counted.

If you have any questions concerning this proxy statement, would like to request additional copies of this proxy statement or need help voting your shares, please contact our proxy solicitor.

Edward McCarthy

D.F. King & Co., Inc.

48 Water Street

New York, NY 10005

Call Toll-Free: (800) 488-8075

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CYBERONICS, INC.

2006 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE COMMITTEE FOR

CONCERNED CYBERONICS, INC. SHAREHOLDERS (COLLECTIVELY, THE

“COMMITTEE”)

P R O X Y

The undersigned appoints Karen Finerman and Jeffrey Schwarz, and each of them, agents with full power of substitution to vote all shares of common stock of Cyberonics, Inc. (“Cyberonics” or the “Company”) which the undersigned would be entitled to vote if personally present at the 2006 Annual Meeting of Stockholders of the Company scheduled to be held on February 1, 2007, and including at any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”). As of the date of this proxy, although the Annual Meeting has been scheduled to be held on February 1, 2007, the Company has not yet announced the starting time and location of the Annual Meeting.

The solicitation is being made on behalf of the Committee and the participants: Metropolitan SPV, L.P., Metropolitan SPV GP, L.L.C., Bedford Falls Investors, L.P., Metropolitan Capital Advisors, L.P., Metropolitan Capital Advisors, Inc., Metropolitan Capital Partners II, L.P., KJ Advisors, Inc., Metropolitan Capital Advisors International Limited, Metropolitan Capital Partners III, L.P., Metropolitan Capital III, Inc., Metropolitan Capital Advisors Select Fund, L.P., Metropolitan Capital Select, L.L.C., Jeffrey E. Schwarz, Karen Finerman, Alfred J. Novak and Arthur L. Rosenthal.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to the Committee a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSAL ON THE REVERSE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THE COMMITTEE STRONGLY RECOMMENDS YOU VOTE IN FAVOR OF PROPOSAL 1.

Proposal 1 - The Committee’s Proposal to Elect Alfred J. Novak, Arthur L. Rosenthal and Jeffrey E. Schwarz. There is no assurance that the nominees of Cyberonics management will serve if elected with Alfred J. Novak, Arthur L. Rosenthal and Jeffrey E. Schwarz

FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEE(S) ☐	FOR ALL EXCEPT NOMINEES WRITTEN BELOW ☐

The Committee intends to use this proxy to vote (i) FOR Messrs. Novak, Rosenthal and Schwarz and (ii) FOR the candidates who have been nominated by the Company to serve as directors other than Stanley Appel, Tony Coelho and Kevin Moore for whom the Committee is NOT seeking authority to vote for and WILL NOT exercise any such authority. You should refer to the Company’s Preliminary Proxy Statement and form of proxy distributed by the Company for the names, backgrounds, qualifications and other information concerning the Company’s nominees.

NOTE: If you do not wish for your shares to be voted “FOR” a particular Committee nominee, mark the “FOR ALL EXCEPT NOMINEES WRITTEN BELOW” box and write the name(s) of the nominee(s) you do not support on the line below such box. Your shares will be voted for the remaining Committee nominee(s). You may also withhold authority to vote for one or more additional Company nominees by writing the name(s) of the Company nominee(s) in the space provided below:

THE COMMITTEE MAKES NO RECOMMENDATION ON PROPOSAL 2.

Proposal 2 - To ratify the appointment of KPMG LLP as independent auditors to report on the consolidated financial statements of the Company for the fiscal year ending April 27, 2007

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED:
(Signature)

(Signature, if held jointly)

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.

PLEASE VOTE FOR THE COMMITTEE’S NOMINEES ON THE GOLD PROXY CARD!

YOUR VOTE IS IMPORTANT!

WWW.PROXYVOTE.COM	Call TOLL-FREE on a touch-tone telephone using the 800 number shown below.

Just follow these 4 easy steps:

1.      Read the accompanying Proxy Statement and GOLD Proxy Card. Keep it handy for reference while you vote.

2.      Go to the website www.proxyvote.com

3.      Enter your 12 digit Control Number located on your GOLD Proxy Card.

4.      Follow the instructions.

Just follow these 4 easy steps:

1.      Read the accompanying Proxy Statement and GOLD Proxy Card. Keep it handy for reference while you vote.

2.      Please call toll-free 1-800-454-8683.

3.      Enter your 12 digit Control Number located on your GOLD Proxy Card.

4.      Follow the recorded instructions.

THE COMMITTEE FOR CONCERNED CYBERONICS, INC. SHAREHOLDERS